UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Strategic Intermediate Municipal Fund

Semiannual report
1 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
Strategic Intermediate
Municipal Fund

Semiannual report
1 | 31 | 23

Message from the Trustees

March 10, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares. See page 3 and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

† The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

2 Strategic Intermediate Municipal Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See page 2 and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Strategic Intermediate Municipal Fund 3

Garrett, how was the market environment for intermediate-term municipal bonds during the six-month period ended January 31, 2023?

After a challenging first few months, intermediate-term municipal bonds regained their footing. November 2022 was especially strong for the asset class, despite the Federal Reserve’s announcement of its fourth consecutive 0.75% interest-rate increase on November 3. Investors were heartened to see that the Consumer Price Index [CPI], a widely used measure of inflation, came in better than expected at 7.7% for October 2022. Investors interpreted this as evidence that the Fed was making progress in subduing stubbornly high prices. As the month ended, the Fed hinted it might temper the degree of interest-rate hikes as early as December 2022.

The CPI for November also showed progress, with year-over-year inflation falling to 7.1%. It was the smallest 12-month increase since December 2021. In our view, this gave the Fed room to raise its benchmark interest rate by only half a percentage point on December 15, 2022. However, Fed policymakers also signaled the fight against inflation was not over. Fed Chair Jerome Powell stated that “it will take

4 Strategic Intermediate Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Strategic Intermediate Municipal Fund 5

substantially more evidence to give confidence that inflation is on a sustained downward path.” Minutes from the central bank’s policy meeting in December revealed that Fed officials agreed it would be appropriate to slow the pace of its aggressive rate hikes to minimize the risks to economic growth. At period-end, the Fed raised its benchmark rate by 0.25%, elevating its benchmark interest rate to a target range of 4.50%–4.75%.

Market technicals improved during the period as well. Demand rebounded amid the improvement in market sentiment. At the same time, new issue supply was well below average due to the sharp rise in interest rates. This imbalance aided returns. With these positive developments, November 2022’s return of 3.76% represented the strongest monthly return for the Bloomberg 3-15 Year Blend Municipal Bond Index [the fund’s primary benchmark] since 1990.

For the six months ended January 31, 2023, the fund’s primary benchmark returned 1.01%. Intermediate-term municipal bonds outperformed longer-term and shorter-term cohorts. From a credit perspective, investment-grade municipal bonds performed better than higher-yielding, lower-rated bonds, which aided our positioning.

What is your current assessment of the health of the municipal bond market?

Municipal credit fundamentals continue to be stable, in our view. Higher employment and increasing wages have bolstered tax receipts. Home values, a factor in property tax revenues, have been facing headwinds in the form of rising mortgage rates. We believe assessed values, another factor in taxes, should continue to reflect growth given the roughly two-year lag between tax assessments and actual property values.

State and local tax collections were up 16% year over year through the third quarter of 2022 compared with the same period in 2021 [most recent data available]. Unprecedented fiscal support during the Covid-19 pandemic, as well as strong economic growth during the second half of 2020 and 2021, put most state and local governments in their best fiscal shape in more than a decade, in our view. Municipal defaults are running near long-term averages as of January 31, 2023, and they remain a very small percentage of the market. As such, we believe the credit outlook remains favorable, though we continue to actively monitor the market. We expect economic conditions to slow during 2023, which could impact municipal bond credit quality, in our view.

How did the fund perform during the period?

For the six months ended January 31, 2023, the fund’s class A shares underperformed the primary and secondary benchmarks but outperformed the median return of its Lipper peer group, Intermediate Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the reporting period?

During the early months of the reporting period, the Fed’s hawkish monetary policy and investors’ risk-averse sentiment contributed to a sharp sell-off. This propelled bond yields higher and bond prices, which move in the opposite direction of yields, lower. Credit spreads widened, presenting attractively priced investment opportunities, in our view. We moved the portfolio to a long duration position versus its Lipper peers by adding bonds with maturities in the 7- to 15-year range. Our additions were generally focused on higher-rated investment-grade bonds.

The fund held an overweight exposure to lower-investment-grade bonds and those rated A relative to the benchmark. We remain

6 Strategic Intermediate Municipal Fund

cautious on lower-rated municipal bonds in general, given our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth in 2023. However, we have found value in some of the upper tiers of the high-yield market. While credit spreads widened over the period, they were not excessively wide versus previous recessionary periods, in our view. The fund was invested in a wide range of sectors, including public power, airport, and local general obligation bonds.

The fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group. However, we note that the U.S. territory has experienced recent improvement in credit fundamentals since coming out of bankruptcy in March 2022. We continue to closely monitor Puerto Rico’s credit fundamentals and remain vigilant for investment opportunities.

What do you see on the horizon that could influence your management of the fund?

While it appears to us that inflation has peaked in this cycle, we believe U.S. economic data remains relatively strong. Especially noteworthy is the low U.S. unemployment rate and strong consumer spending. We presume this will keep the Fed on track to continue ratcheting up interest rates to slow economic growth and the jobs market. That said, we think the bulk of the tightening is behind us and Fed monetary policy is set to enter the fine-tuning stage of the cycle. Market expectations are for the Fed to complete its tightening cycle by the summer of 2023.

Seasonal factors are typically weaker in late winter and early spring but turn more favorable in late spring and summer months. Against this backdrop, we believe valuations offer investors attractive tax-free income, as well as the potential for price appreciation once the Fed concludes its monetary tightening cycle.

Thank you, Garrett, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Strategic Intermediate Municipal Fund 7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period.

Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Strategic Intermediate Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (9/20/93)
Before sales charge	5.26%	2.37%	2.21%	–0.08%	–2.66%	0.92%
After sales charge	5.19	2.14	1.75	–0.84	–4.85	–1.35
Class B (9/9/85)
Before CDSC	5.26	1.86	1.60	–0.70	–3.17	0.62
After CDSC	5.26	1.86	1.25	–1.62	–7.95	–4.36
Class C (7/26/99)
Before CDSC	5.23	1.74	1.43	–0.85	–3.39	0.47
After CDSC	5.23	1.74	1.43	–0.85	–4.34	–0.52
Class R6 (5/22/18)
Net asset value	5.17	2.62	2.47	0.18	–2.35	1.08
Class Y (1/2/08)
Net asset value	5.17	2.61	2.45	0.14	–2.44	0.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Strategic Intermediate Municipal Fund 9

Comparative annualized index returns For periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Bloomberg 3-15 Year Blend
Municipal Bond Index*	—	2.28%	2.17%	–0.02%	–1.59%	1.01%
Putnam Strategic
Intermediate Municipal
Linked Benchmark†	5.88%	2.48	2.26	–0.11	–1.59	1.01
Lipper Intermediate
Municipal Debt Funds
category median‡	3.81	1.77	1.69	–0.47	–2.97	0.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

† The Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/23, there were 223, 215, 193, 166, 125, and 26 funds, respectively, in this Lipper category.

10 Strategic Intermediate Municipal Fund

Fund price and distribution information For the six-month period ended 1/31/23

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.162597		$0.122989	$0.112979	$0.184113	$0.181074
Capital gains[2]	—		—	—	—	—
Total	$0.162597		$0.122989	$0.112979	$0.184113	$0.181074
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/22	$14.00	$14.32	$14.01	$14.04	$14.00	$14.01
1/31/23	13.96	14.28	13.97	13.99	13.96	13.96
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.34%	2.29%	1.75%	1.60%	2.61%	2.59%
Taxable equivalent[4]	3.95	3.87	2.96	2.70	4.41	4.38
Current 30-day
SEC yield (with
expense limitation)[5]	N/A	2.45	1.91	1.76	2.77	2.75
Taxable equivalent[4]	N/A	4.14	3.23	2.97	4.68	4.65

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Strategic Intermediate Municipal Fund 11

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (9/20/93)
Before sales charge	5.20%	2.15%	1.46%	–0.36%	–7.21%	0.53%
After sales charge	5.13	1.92	1.00	–1.11	–9.29	–1.73
Class B (9/9/85)
Before CDSC	5.20	1.65	0.84	–0.95	–7.75	0.20
After CDSC	5.20	1.65	0.50	–1.87	–12.30	–4.76
Class C (7/26/99)
Before CDSC	5.16	1.53	0.70	–1.08	–7.88	0.13
After CDSC	5.16	1.53	0.70	–1.08	–8.80	–0.87
Class R6 (5/22/18)
Net asset value	5.11	2.40	1.72	–0.08	–6.90	0.67
Class Y (1/2/08)
Net asset value	5.11	2.40	1.71	–0.10	–6.92	0.61

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/22*	0.84%	1.44%	1.59%	0.58%	0.59%
Annualized expense ratio for the six-month
period ended 1/31/23†	0.84%	1.44%	1.59%	0.57%	0.59%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Strategic Intermediate Municipal Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/22 to 1/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.25	$7.28	$8.03	$2.89	$2.99
Ending value (after expenses)	$1,009.20	$1,006.20	$1,004.70	$1,010.80	$1,009.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/23, use the following calculation method. To find the value of your investment on 8/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.28	$7.32	$8.08	$2.91	$3.01
Ending value (after expenses)	$1,020.97	$1,017.95	$1,017.19	$1,022.33	$1,022.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Strategic Intermediate Municipal Fund 13

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Strategic Intermediate Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 and 17 years in maturity.

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

Strategic Intermediate Municipal Fund 15

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

16 Strategic Intermediate Municipal Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Strategic Intermediate Municipal Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Strategic Intermediate Municipal Fund

The fund’s portfolio 1/31/23 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
BAM Build America Mutual
COP Certificates of Participation
FHA Insd. Federal Housing Administration Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
GNMA Coll. Government National Mortgage Association Collateralized
PSFG Permanent School Fund Guaranteed
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.66% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (96.8%)*	Rating**	Principal amount	Value
Alabama (0.9%)
Black Belt Energy Gas Dist., Gas Supply Mandatory Put Bonds (3/1/27), Ser. D-1, 4.00%, 7/1/52 Mandatory Put Bonds (6/1/27), 6/1/27	Aa1	$1,000,000	$1,018,635
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	1,075,000	1,163,805
5.00%, 9/15/33	AA	125,000	136,121
Southeast Energy Auth. Commodity Supply
Mandatory Put Bonds (12/1/29), Ser. A-1, 5.50%, 1/1/53	A1	1,350,000	1,470,465
Mandatory Put Bonds (8/1/28), Ser. B-1, 5.00%, 5/1/53	A2	3,000,000	3,145,326
			6,934,352
Alaska (0.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,447,994
4.00%, 10/1/38	A+/F	555,000	558,648
			3,006,642
Arizona (1.3%)
AZ State Indl. Dev. Auth. Rev. Bonds
(Equitable School Revolving Fund), Ser. A, 5.00%, 11/1/38	A	2,740,000	2,889,866
(Equitable School Revolving Fund, LLC), 5.00%, 11/1/33	A	1,000,000	1,081,766
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	BBB−/F	1,000,000	925,713
4.00%, 5/15/29	BBB−/F	1,000,000	946,047
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.), 6.25%, 11/15/35	BBB+/P	2,750,000	2,864,056
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,102,881
			9,810,329

Strategic Intermediate Municipal Fund 19

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
California (15.6%)
Anaheim, Union High School Dist. G.O. Bonds, 3.00%, 8/1/38	Aa2	$3,000,000	$2,714,738
Antioch, Unified School Dist. G.O. Bonds, BAM, 3.00%, 8/1/34	AA	1,185,000	1,175,507
CA Cmnty. Choice Fin. Auth. Mandatory Put Bonds (8/1/28), (Green Bonds), Ser. A-1, 4.00%, 5/1/53	A1	9,675,000	9,828,565
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	250,000	220,805
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	900,149	872,821
CA Muni. Fin. Auth. VRDN (Chevron USA, Inc.), 0.65%, 11/1/35	VMIG 1	1,400,000	1,400,000
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig. Group), Ser. C, 0.45%, 8/1/52	VMIG 1	1,000,000	1,000,000
CA State G.O. Bonds
5.00%, 2/1/32 (Prerefunded 2/1/23)	Aa2	10,000,000	10,000,000
3.00%, 10/1/36	Aa2	2,000,000	1,938,680
CA State Charter School Fin. Auth. 144A Rev. Bonds, (Aspire Pub. Schools), 5.00%, 8/1/36	BBB	3,225,000	3,294,893
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A, 5.00%, 8/1/28	Baa3	150,000	161,552
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/26), (Museum Associates), 2.36%, 12/1/50	A3	1,000,000	965,609
Mandatory Put Bonds (8/1/24), (CA Academy of Sciences), 2.01%, 8/1/47	A2	1,500,000	1,480,643
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds, (Performing Arts Ctr. of Los Angeles Cnty.), 5.00%, 12/1/29	A	675,000	778,221
CA State Muni. Fin. Auth. Rev. Bonds
(CHF-Riverside II, LLC), 5.00%, 5/15/34	Baa3	915,000	968,856
(HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/32	A−/F	1,000,000	1,023,503
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,000,000	1,023,613
CA State Pub. Wks. Board Rev. Bonds, Ser. E, 5.00%, 9/1/34	Aa3	900,000	934,482
CA State U. Mandatory Put Bonds (11/1/26), Ser. B-2, 0.55%, 11/1/49	Aa2	1,000,000	893,024
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds, (Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	1,450,000	1,332,033
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA−	775,000	789,286
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. B-1, 3.85%, 6/1/50	BBB−	3,000,000	2,723,324
Imperial Cnty., Local Trans. Auth. Sales Tax Rev. Bonds, Ser. E, AGM, 5.00%, 6/1/32	AA	8,730,000	9,671,940
Indio, Pub. Fin. Auth. Rev. Bonds, Ser. A, BAM
5.00%, 11/1/33	AA	425,000	501,088
5.00%, 11/1/32	AA	350,000	415,738
5.00%, 11/1/31	AA	375,000	441,138
5.00%, 11/1/30	AA	400,000	466,565

20 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
California cont.
Indio, Pub. Fin. Auth. Rev. Bonds, Ser. A, BAM
5.00%, 11/1/29	AA	$310,000	$356,079
5.00%, 11/1/28	AA	275,000	310,517
Long Beach, Arpt. Syst. Rev. Bonds
Ser. B, AGM, 5.00%, 6/1/38	AA	300,000	340,493
Ser. B, AGM, 5.00%, 6/1/36	AA	250,000	290,124
Ser. A, AGM, 5.00%, 6/1/35	AA	300,000	354,723
Ser. B, AGM, 5.00%, 6/1/35	AA	300,000	354,723
Ser. A, AGM, 5.00%, 6/1/34	AA	400,000	478,348
Ser. B, AGM, 5.00%, 6/1/34	AA	200,000	239,174
Los Angeles Cnty., Dev. Auth. Multi-Fam. Hsg. Mandatory Put Bonds (7/1/26), (VA Building 402), 3.375%, 1/1/46	Aaa	3,250,000	3,274,994
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. H, 5.50%, 5/15/36	Aa2	3,000,000	3,487,361
5.00%, 5/15/31	Aa3	1,500,000	1,730,459
Ser. A, 5.00%, 5/15/28	Aa3	1,500,000	1,659,133
Ser. C, 5.00%, 5/15/28	Aa3	2,175,000	2,405,743
Ser. A, 4.00%, 5/15/39	Aa3	1,500,000	1,493,145
4.00%, 5/15/35	Aa3	600,000	615,894
Los Angeles, Dept. of Arpts. Rev. Bonds, Ser. A, 5.00%, 5/15/34	Aa2	5,700,000	5,935,200
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. A, 5.00%, 7/1/42	Aa2	7,870,000	8,430,692
Ser. B, 5.00%, 7/1/40	Aa2	2,800,000	3,252,054
Port of Oakland Rev. Bonds
5.00%, 5/1/28	A2	750,000	826,725
1.081%, 5/1/24	A1	620,000	593,127
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. A
5.00%, 5/1/35	A1	1,900,000	2,119,345
5.00%, 5/1/34	A1	4,585,000	5,165,259
5.00%, 5/1/30	A1	1,000,000	1,125,852
5.00%, 5/1/29	A1	2,000,000	2,228,097
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. VRDN, Ser. B, 1.05%, 5/1/58	VMIG 1	3,500,000	3,500,000
San Francisco, Pub. Fac. Fin. Auth. Rev. Bonds
5.00%, 6/1/39	AA+	475,000	533,816
5.00%, 6/1/38	AA+	400,000	450,697
5.00%, 6/1/37	AA+	350,000	396,131
5.00%, 6/1/36	AA+	325,000	370,379
5.00%, 6/1/35	AA+	280,000	322,001
5.00%, 6/1/34	AA+	250,000	290,170
5.00%, 6/1/33	AA+	255,000	296,793
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	696,112
5.00%, 7/1/27	A/F	625,000	678,201
4.00%, 7/1/26	A/F	300,000	310,204
4.00%, 7/1/25	A/F	290,000	296,600
4.00%, 7/1/24	A/F	235,000	238,241
4.00%, 7/1/23	A/F	260,000	261,109

Strategic Intermediate Municipal Fund 21

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
California cont.
U. of CA VRDN, Ser. AL-4, 0.40%, 5/15/48	VMIG 1	$1,800,000	$1,800,000
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	376,875
			114,901,214
Colorado (1.6%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Hlth.), Ser. A, 5.00%, 11/1/25	A−	350,000	369,041
Denver City & Cnty., Arpt. Rev. Bonds
Ser. D, 5.75%, 11/15/36	Aa3	3,000,000	3,791,688
Ser. B, 5.00%, 11/15/42	Aa3	1,125,000	1,268,311
E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/24), Ser. B, 3.231%, 9/1/39	A2	4,000,000	3,983,526
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC), 3.00%, 7/15/37	Baa1	850,000	734,282
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	320,195
5.00%, 12/1/32	AA	250,000	283,817
5.00%, 12/15/30	AA	125,000	134,685
5.00%, 12/15/29	AA	125,000	134,700
5.00%, 12/15/27	AA	125,000	134,756
5.00%, 12/15/25	AA	125,000	133,837
5.00%, 12/1/25	AA	175,000	186,766
			11,475,604
Connecticut (1.2%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (7/1/26), (Yale U.), Ser. A-2, 2.00%, 7/1/42	Aaa	1,050,000	1,011,035
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,250,000	1,251,110
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	250,000	250,844
(Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/32	BBB+	1,400,000	1,604,328
(U. of New Haven), 5.00%, 7/1/28	BBB−	550,000	573,649
(Stamford Hosp. Oblig. Group (The)), Ser. L-1, 4.00%, 7/1/26	BBB+	700,000	714,437
(Yale U.), Ser. A-1, 0.50%, 7/1/42	Aaa	1,450,000	1,450,000
CT State Hsg. Fin. Auth. Rev. Bonds, Ser. B-1
4.15%, 11/15/44	Aaa	1,355,000	1,349,106
4.10%, 11/15/39	Aaa	565,000	565,456
			8,769,965
District of Columbia (1.8%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,261,978
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 4.00%, 6/1/30	BB+	1,000,000	976,343
Metro. DC Arpt. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/43	Aa3	3,650,000	3,836,275
5.00%, 10/1/31	Aa3	1,000,000	1,118,771
5.00%, 10/1/30	Aa3	4,410,000	5,025,139

22 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.) 4.00%, 10/1/53 T	A−	$660,000	$619,004
(Dulles Metrorail & Cap. Impt. Proj.) Ser. B, 4.00%, 10/1/44 T	A−	665,000	649,853
			13,487,363
Florida (4.8%)
Cap. Trust Agcy. 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. A-1, 3.30%, 1/1/31	BB/P	480,000	437,191
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	360,576
FL State Dept. of Mgt. Svcs. COP, Ser. A, 3.00%, 11/1/35	Aa1	1,000,000	975,040
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed.), 5.00%, 7/1/31	Baa3	325,000	346,000
FL State Dev. Fin. Corp. Ed. Fac. 144A Rev. Bonds, (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding Inc.), 3.00%, 7/1/31	BB/P	200,000	183,132
Greater Orlando, Aviation Auth. Arpt. Fac. Rev. Bonds, Ser. A, 5.00%, 10/1/35	A1	7,500,000	7,974,637
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	1,375,000	1,432,063
Orange Cnty., HFA Mandatory Put Bonds (9/1/23), (Dunwoodie Place Preservation, Ltd.), Ser. A, 0.20%, 9/1/24	AA+	1,920,000	1,875,634
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Hlth.), 5.00%, 10/1/40	A+	1,000,000	1,103,288
(Orlando Hlth.), 5.00%, 10/1/39	A+	1,500,000	1,664,119
(Orlando Hlth.), 5.00%, 10/1/38	A+	1,000,000	1,114,958
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	1,000,000	1,021,515
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,633,026
Palm Beach Cnty., 144A Rev. Bonds, (Provident Group-LU Properties, LLC), 4.25%, 6/1/31	BB−/P	1,200,000	1,143,941
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A−/F	2,000,000	2,055,344
Palm Beach Cnty., School Board COP, Ser. C, 5.00%, 8/1/31	Aa3	5,400,000	5,582,020
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds, 5.00%, 7/1/38	A1	5,000,000	5,329,648
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	244,778
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/31	BB+/F	200,000	185,125
4.00%, 12/15/30	BB+/F	195,000	182,191
4.00%, 12/15/29	BB+/F	215,000	202,499
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 1.875%, 5/1/25	BB−/P	515,000	489,670
			35,536,395

Strategic Intermediate Municipal Fund 23

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Georgia (2.3%)
Burke Cnty., Dev. Auth. Poll. Control
Mandatory Put Bonds (8/19/25), (GA Pwr. Co.), 2.875%, 12/1/49	Baa1	$4,250,000	$4,179,884
Mandatory Put Bonds (5/25/23), (GA Power Co.), 2.25%, 10/1/32	Baa1	4,000,000	3,983,318
Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	1,600,000	1,527,142
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 3.677%, 4/1/48	Aa1	2,200,000	2,199,885
Muni. Election Auth. of GA Rev. Bonds
(Plant Vogtle Units 3 & 4), AGM, 5.00%, 7/1/39	AA	1,000,000	1,111,586
(Plant Vogtle Units 3 & 4), AGM, 5.00%, 7/1/36	AA	1,000,000	1,136,299
Ser. A, 5.00%, 1/1/34	A2	2,295,000	2,539,419
(Plant Vogtle Units 3 & 4), 4.00%, 1/1/46	BBB+	330,000	303,747
			16,981,280
Illinois (4.7%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/35	BBB+	3,000,000	3,220,654
4.00%, 1/1/36	BBB+	1,000,000	972,327
Chicago, Board of Ed. G.O. Bonds, Ser. A, 5.00%, 12/1/39	BB	1,000,000	1,024,395
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. B, 5.00%, 1/1/33	A+	5,465,000	5,701,702
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	501,926
Ser. C, 5.00%, 1/1/39	A	750,000	758,308
(2nd Lien), 5.00%, 1/1/39	A	565,000	568,042
Ser. C, 5.00%, 1/1/34	A	400,000	409,439
Ser. C, 5.00%, 1/1/33	A	405,000	414,987
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	684,438
IL State G.O. Bonds
5.00%, 11/1/41	Baa1	600,000	612,492
5.00%, 1/1/41	Baa1	340,000	346,073
5.00%, 11/1/34	Baa1	1,650,000	1,717,900
Ser. C, 5.00%, 11/1/29	Baa1	1,225,000	1,308,848
Ser. D, 5.00%, 11/1/28	Baa1	2,080,000	2,231,917
Ser. D, 5.00%, 11/1/27	Baa1	920,000	991,871
4.125%, 11/1/31	Baa1	830,000	845,752
4.00%, 1/1/31	Baa1	695,000	704,109
IL State Fin. Auth.
Mandatory Put Bonds (8/15/25), (U. of Chicago Med. Ctr.), Ser. B-1, 5.00%, 8/15/52	AA+	2,350,000	2,471,081
Mandatory Put Bonds (11/15/26), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	1,000,000	1,067,690
IL State Fin. Auth. Rev. Bonds
(Ascension Hlth. Credit Group), Ser. C, 5.00%, 2/15/34	AA+	1,100,000	1,183,436
(Rosalind Franklin U. of Medicine and Science), Ser. A, 5.00%, 8/1/31	BBB+	400,000	421,112
(Art Institute of Chicago (The)), 5.00%, 3/1/30	AA	1,500,000	1,608,151

24 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	$460,000	$457,311
(CHF-Chicago, LLC), 5.00%, 2/15/47	Baa3	500,000	500,994
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	A−	300,000	313,693
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,088,935
Romeoville, Rev. Bonds, (Lewis U.)
5.00%, 10/1/29	BBB	975,000	991,669
5.00%, 10/1/27	BBB	860,000	875,530
5.00%, 10/1/26	BBB	500,000	509,092
			34,503,874
Indiana (1.3%)
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.)
5.00%, 6/1/32	A2	200,000	227,279
5.00%, 6/1/31	A2	200,000	227,675
5.00%, 6/1/30	A2	200,000	228,530
5.00%, 6/1/29	A2	175,000	197,119
5.00%, 6/1/28	A2	100,000	110,847
5.00%, 6/1/27	A2	180,000	196,188
4.00%, 6/1/34	A2	235,000	245,474
4.00%, 6/1/33	A2	210,000	220,957
Indianapolis, Local Pub. Impt. Bond Bk. Rev. Bonds, Ser. A
5.25%, 2/1/54	Aa1	1,500,000	1,617,391
5.00%, 2/1/44	Aa1	1,175,000	1,268,926
Rockport, Poll. Control Rev. Bonds, (AEP Generating Co.), 3.125%, 7/1/25	A−	4,150,000	4,120,411
Silver Creek, School Bldg. Corp. Rev. Bonds
3.00%, 1/15/36	AA+	500,000	488,100
3.00%, 1/15/34	AA+	375,000	378,576
			9,527,473
Iowa (0.3%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	1,150,000	843,707
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	1,700,000	1,672,064
			2,515,771
Kentucky (2.9%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53 (Prerefunded 7/1/23)	Baa2	500,000	506,045
KY State Hsg. Corp. Mandatory Put Bonds (10/1/23), (Winterwood II Rural Hsg.), 0.37%, 10/1/24	Aaa	1,295,000	1,263,169
KY State Property & Bldg. Comm. Rev. Bonds, (No. 127), Ser. A, 5.00%, 6/1/36	A1	5,500,000	6,305,617

Strategic Intermediate Municipal Fund 25

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	$3,150,000	$3,159,380
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	2,800,267
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	2,937,178
Louisville and Jefferson Cnty., Metro. Govt. Poll. Control Mandatory Put Bonds (7/1/26), (Louisville Gas and Elec. Co.), 1.75%, 2/1/35	A1	5,000,000	4,739,257
			21,710,913
Louisiana (0.3%)
LA Stadium & Exposition Dist. Rev. Bonds, 4.00%, 7/3/23	BBB+/F	500,000	500,554
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	1,886,150
			2,386,704
Maryland (0.2%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount. St. Mary’s U., Inc.), Ser. A, 5.00%, 9/1/27	BB+	1,000,000	1,017,231
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	302,978
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 4.00%, 6/1/34	BBB−	250,000	256,413
			1,576,622
Massachusetts (3.2%)
Lawrence, G.O. Bonds, 4.00%, 6/1/35	AA	1,165,000	1,248,687
MA State G.O. Bonds, Ser. A, 5.25%, 4/1/47	Aa1	1,500,000	1,607,672
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Loomis Oblig. Group), 4.00%, 1/1/26	BBB	470,000	467,306
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. U-6C, 1.15%, 10/1/42	VMIG 1	950,000	950,000
MA State Hlth. & Edl. Fac. Auth. VRDN (Baystate Total Home Care, Inc.), 1.15%, 7/1/39	A-1+	1,500,000	1,500,000
MA State Hsg. Fin. Agcy. Mandatory Put Bonds (6/1/25), Ser. 216, FHLMC Coll., FNMA Coll., GNMA Coll., 1.85%, 12/1/50	Aa1	1,000,000	964,776
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. D, 3.10%, 6/1/30	AA+	720,000	719,939
MA State Port Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/39	Aa2	4,935,000	5,015,737
MA State Wtr. Resource Auth. VRDN, Ser. A-3, 1.88%, 8/1/37	VMIG 1	1,500,000	1,500,000
Merrimack Valley Regl. Transit Auth. Rev. Bonds, 3.25%, 6/23/23	Aa1	9,320,000	9,327,426
			23,301,543
Michigan (2.3%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba2	660,000	719,077
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	1,000,000	1,006,777

26 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA−	$525,000	$538,332
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A+	1,000,000	1,041,835
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	140,000	143,933
(Great Lakes Wtr. Auth. Wtr. Supply Syst.), 5.00%, 7/1/31	AA−	6,500,000	6,690,806
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	758,062
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	497,786	476,815
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.25%, 2/1/32	BBB−	1,145,000	1,183,467
(Lawrence Technological U.), 5.00%, 2/1/47	BBB−	2,000,000	1,914,881
(Lawrence Tech. U.), 4.00%, 2/1/32	BBB−	285,000	275,664
(Lawrence Tech. U.), 4.00%, 2/1/27	BBB−	185,000	182,751
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. F, 5.00%, 12/1/30	A1	1,840,000	1,938,920
			16,871,320
Minnesota (2.4%)
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A, 4.20%, 3/1/34	Baa3	750,000	719,752
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A, 4.00%, 7/1/31	BB/P	625,000	587,395
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group)
5.00%, 6/15/32	BBB−	975,000	1,070,436
5.00%, 6/15/30	BBB−	830,000	898,391
Hennepin Cnty., VRDN, Ser. B, 1.65%, 12/1/38	A-1+	410,000	410,000
JPM-Putters-XM0872, VRDN, 1.81%, 11/15/26	A-1	4,925,000	4,925,000
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-1, 1.20%, 11/15/35	VMIG 1	500,000	500,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds, Ser. A, 5.00%, 1/1/31	AA−	1,580,000	1,732,965
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 2.10%, 11/15/48	VMIG 1	1,500,000	1,500,000
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	708,584
Ramsey, Charter School Rev. Bonds, (PACT Charter School), Ser. A, 5.00%, 6/1/32	BB+	1,400,000	1,403,669
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic), Ser. B, 1.90%, 11/15/38	VMIG 1	250,000	250,000
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds, (Hmong College Prep Academy), 5.50%, 9/1/36	BB+	3,000,000	3,039,767
			17,745,959
Mississippi (0.8%)
MS Bus. Fin. Comm. VRDN (Chevron USA, Inc.)
Ser. C, 1.20%, 12/1/30	VMIG 1	1,000,000	1,000,000
Ser. F, 1.20%, 12/1/30	VMIG 1	4,565,000	4,565,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.375%, 6/1/44	A	770,000	541,186
			6,106,186

Strategic Intermediate Municipal Fund 27

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Missouri (0.7%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds
(Kansas City, Intl. Arpt.), 5.00%, 3/1/32	A2	$1,000,000	$1,098,195
(Kansas City Intl. Arpt.), 5.00%, 3/1/30	A2	1,540,000	1,719,533
Plaza at Noah’s Ark Cmnty. Impt. Dist. Rev. Bonds
3.00%, 5/1/26	B+/P	275,000	263,457
3.00%, 5/1/25	B+/P	225,000	218,367
3.00%, 5/1/24	B+/P	200,000	196,725
St. Louis, Arpt. Rev. Bonds, 5.00%, 7/1/30	A2	1,430,000	1,609,577
			5,105,854
Montana (0.4%)
MT State Board of Regents Higher Ed. Mandatory Put Bonds (11/15/32), U. of MT, AGM, 5.25%, 11/15/52 T	AA	2,475,000	2,782,843
			2,782,843
Nebraska (0.6%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	2,500,000	2,527,554
Omaha, Pub. Pwr. Dist. Rev. Bonds, Ser. A
5.00%, 2/1/39	Aa2	1,000,000	1,155,987
5.00%, 2/1/38	Aa2	1,000,000	1,161,272
			4,844,813
Nevada (1.5%)
Clark Cnty., School Dist. G.O. Bonds
Ser. A, 5.00%, 6/15/37	A1	5,000,000	5,703,061
Ser. C, 5.00%, 6/15/28	A1	4,000,000	4,289,180
Ser. B, BAM, 3.00%, 6/15/36	AA	1,000,000	925,271
			10,917,512
New Hampshire (0.4%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A, 3.75%, 8/15/30	BBB/P	1,050,000	987,295
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds, (Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,000,000	2,058,122
			3,045,417
New Jersey (2.4%)
NJ State G.O. Bonds, (Covid-19 Emergency Bonds), Ser. A, 3.00%, 6/1/32	A2	4,000,000	4,059,280
NJ State Econ. Dev. Auth. Mandatory Put Bonds (12/3/29), (American Water Co., Inc.), 2.20%, 10/1/39	A1	3,500,000	3,099,955
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. AAA, 5.00%, 6/15/36	A3	350,000	368,350
NJ State Edl. Fac. Auth. Rev. Bonds, (William Paterson U. of NJ (The)), Ser. C, AGM
5.00%, 7/1/27	AA	100,000	109,597
5.00%, 7/1/26	AA	100,000	107,468
5.00%, 7/1/25	AA	100,000	105,327
5.00%, 7/1/24	AA	100,000	103,104
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 1.55%, 7/1/36	VMIG 1	4,000,000	4,000,000

28 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. BB, 5.00%, 6/15/34	A3	$675,000	$770,093
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	808,314
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 11/1/40	BBB+	2,500,000	2,661,180
5.00%, 11/1/38	BBB+	1,140,000	1,226,780
BAM, 5.00%, 11/1/37	AA	250,000	279,620
			17,699,068
New Mexico (0.3%)
Farmington, Poll. Control Rev. Bonds, (Pub. Service Co. of NM), Ser. B, 2.15%, 4/1/33	Baa2	2,000,000	1,680,572
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	866,763
			2,547,335
New York (15.9%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	423,414
Ser. A, 5.00%, 5/1/25	A	645,000	671,802
5.00%, 5/1/24	A	575,000	588,806
5.00%, 5/1/23	A	795,000	798,887
Build NY City Resource Corp. Rev. Bonds
(Global Cmnty. Charter School), 4.00%, 6/15/32	BB+	500,000	483,638
(Grand Concourse Academy Charter School), 3.40%, 7/1/27	BBB−	300,000	300,359
Build NY City Resource Corp. 144A Rev. Bonds, (East Harlem Scholars Academy Charter School), 5.00%, 6/1/32	BB+	375,000	388,708
NY City, G.O. Bonds, Ser. B-1, 5.25%, 10/1/39	Aa2	2,500,000	2,934,794
NY City, VRDN
Ser. I-2, 1.25%, 3/1/40	VMIG 1	3,600,000	3,600,000
Ser. I-4, 1.15%, 4/1/36	VMIG 1	3,000,000	3,000,000
NY City, Hsg. Dev. Corp. Mandatory Put Bonds (12/22/26), (Sustainable Dev.), Ser. F-2-B, FHA Insd., 3.40%, 11/1/62	AA+	12,750,000	12,860,632
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds, Ser. DD, 5.00%, 6/15/40	Aa1	3,320,000	3,587,855
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN
1.15%, 6/15/49	VMIG 1	1,000,000	1,000,000
Ser. DD-1, 1.15%, 6/15/43	VMIG 1	1,000,000	1,000,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5.00%, 2/1/51	AAA	2,950,000	3,252,302
(Future Tax Secured Revenue), 5.00%, 11/1/40	AAA	4,250,000	4,624,600
Ser. C-3, 5.00%, 5/1/40	AAA	8,975,000	9,732,600
NY City, Transitional Fin. Auth. Future Tax Secd. Rev. Bonds, Ser. C, 5.00%, 11/1/27	AAA	3,500,000	3,702,118
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A
5.00%, 3/15/40	Aa1	655,000	717,863
5.00%, 3/15/34	Aa1	5,020,000	5,453,191
3.00%, 3/15/42	Aa1	7,915,000	6,730,950

Strategic Intermediate Municipal Fund 29

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Hsg. Fin. Agcy. VRDN (8 East 102nd St., LLC), Ser. A, 1.87%, 5/1/44	VMIG 1	$3,780,000	$3,780,000
NY State Mtge. Agcy. Rev. Bonds, Ser. 196, 2.60%, 4/1/25	Aa1	750,000	742,881
NY State Thruway Auth. Rev. Bonds, (Green Bonds-Bidding Group 1), 5.00%, 3/15/55	AA+	10,000,000	10,925,772
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/29	Baa1	500,000	547,540
(American Airlines, Inc.), 2.25%, 8/1/26	B/F	205,000	193,709
Orange Cnty., Funding Corp. Rev. Bonds, (Mount St. Mary College), 5.00%, 7/1/29	BBB+/F	1,170,000	1,228,963
Port Auth. of NY & NJ Rev. Bonds
Ser. 218, 5.00%, 11/1/49 T	AA−	1,535,000	1,611,627
5.00%, 1/15/47	Aa3	3,000,000	3,227,431
5.00%, 1/15/37	Aa3	1,000,000	1,118,063
5.00%, 1/15/36	Aa3	1,000,000	1,128,165
Ser. 197, 5.00%, 11/15/35	Aa3	5,000,000	5,220,540
Ser. 227, 3.00%, 10/1/27	Aa3	5,000,000	5,025,325
Triborough Bridge & Tunnel Auth. Rev. Bonds, (Metro. Trans. Auth.), Ser. A, 5.00%, 11/15/24	AA+	15,500,000	16,235,015
			116,837,550
North Carolina (0.3%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C
5.00%, 3/1/28	BB/P	365,000	366,284
5.00%, 3/1/27	BB/P	460,000	463,863
5.00%, 3/1/26	BB/P	440,000	445,363
4.00%, 3/1/29	BB/P	755,000	715,047
			1,990,557
Ohio (2.4%)
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A3	3,000,000	3,054,623
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,508,207
5.00%, 1/1/36	A	425,000	469,827
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	708,533
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5.00%, 7/1/36 ###	A2	1,250,000	1,379,431
(Kenyon College), 5.00%, 7/1/35 ###	A2	1,700,000	1,897,231
(Cleveland Inst. of Music (The)), 5.00%, 12/1/32	BBB−	600,000	659,134
(John Carroll U.), 5.00%, 10/1/30	Baa1	455,000	502,366
(John Carroll U.), 5.00%, 10/1/29	Baa1	810,000	887,529
(John Carroll U.), 5.00%, 10/1/28	Baa1	370,000	402,093
(John Carroll U.), 5.00%, 10/1/27	Baa1	350,000	376,036
(John Carroll U.), 5.00%, 10/1/26	Baa1	350,000	371,225
(John Carroll U.), 5.00%, 10/1/25	Baa1	220,000	229,892

30 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
5.00%, 11/15/27	Baa1	$240,000	$259,850
5.00%, 11/15/26	Baa1	285,000	304,315
5.00%, 11/15/24	Baa1	135,000	139,313
Ohio State Air Qlty. Dev. Auth. Mandatory Put Bonds (6/1/27), (Duke Energy Corp.), Ser. 22B, 4.00%, 9/1/30	Baa2	3,250,000	3,325,094
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	750,000	593,817
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	517,938
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33 (Prerefunded 7/1/23)	A	500,000	506,721
			18,093,175
Oregon (0.5%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	215,000	219,266
Port of Portland, Arpt. Rev. Bonds
Ser. 24B, 5.00%, 7/1/33	AA−	2,000,000	2,135,928
Ser. 28, 5.00%, 7/1/28	AA−	1,000,000	1,105,790
			3,460,984
Pennsylvania (6.0%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 4.00%, 1/1/40	AA	1,250,000	1,218,900
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	750,000	731,190
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	302,342
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.), Ser. A-2, 5.00%, 2/15/39	AA−	3,275,000	3,433,450
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A−	500,000	484,699
Lancaster, Indl. Dev. Auth. Rev. Bonds, (Landis Homes Oblig. Group), 4.00%, 7/1/46	BBB−/F	675,000	547,148
Monroeville, Fin. Auth. Rev. Bonds, (U. of Pittsburgh Med. Ctr.), Ser. B
5.00%, 2/15/38	A2	2,200,000	2,415,041
5.00%, 2/15/24	A2	500,000	511,895
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater)
4.00%, 1/1/32	Baa2	540,000	555,342
4.00%, 1/1/31	Baa2	165,000	170,040
4.00%, 1/1/30	Baa2	115,000	118,374
4.00%, 1/1/29	Baa2	725,000	745,799
PA State Econ. Dev. Fin. Auth. Rev. Bonds, (PennDOT Major Bridges)
5.25%, 6/30/36	Baa2	1,650,000	1,836,345
5.25%, 6/30/35	Baa2	2,030,000	2,283,165

Strategic Intermediate Municipal Fund 31

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds, Ser. B-1, 5.00%, 6/1/42	A3	$675,000	$706,365
Philadelphia, Arpt. Rev. Bonds, Ser. C, 5.00%, 7/1/24	A2	4,000,000	4,105,645
Philadelphia, Auth. for Indl. Dev. Rev. Bonds, (LaSalle U.), 5.00%, 5/1/25	BB	1,815,000	1,820,961
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, 5.00%, 12/1/27	A2	3,000,000	3,200,009
Philadelphia, School Dist. G.O. Bonds, Ser. F, 5.00%, 9/1/29	A1	6,620,000	7,140,451
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 2.31%, 9/1/40	AA	1,875,000	1,873,669
Scranton, School Dist. G.O. Bonds, Ser. 14-R, 3.821%, 4/1/31	A1	5,275,000	5,273,765
Southeastern PA Trans. Auth. Rev. Bonds, (Asset Impt. Program)
5.25%, 6/1/40	Aa3	1,250,000	1,459,983
5.25%, 6/1/39	Aa3	1,500,000	1,762,406
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A
5.00%, 7/1/28	Baa1	275,000	296,929
5.00%, 7/1/27	Baa1	375,000	400,507
4.00%, 7/1/26	Baa1	300,000	306,577
4.00%, 7/1/24	Baa1	200,000	201,708
			43,902,705
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds, Ser. A1
5.625%, 7/1/27	BB/P	907,000	951,096
5.375%, 7/1/25	BB/P	3,400,000	3,480,472
			4,431,568
Rhode Island (0.3%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	377,331
5.00%, 5/15/26	BBB+	580,000	608,464
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	1,000,000	1,006,748
			1,992,543
South Carolina (1.1%)
Myrtle Beach, Tax Alloc. Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	624,439
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.00%, 12/1/37	A3	3,435,000	3,547,864
(Oblig.), Ser. B, 5.00%, 12/1/37	A3	500,000	518,720
Ser. A, 5.00%, 12/1/36	A3	1,500,000	1,552,971
SC State Trans. Infrastructure Bank Rev. Bonds, Ser. A, 3.00%, 10/1/36	Aa3	1,740,000	1,598,914
			7,842,908

32 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Tennessee (0.5%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-2, 5.00%, 8/1/49 T	A−	$250,000	$257,638
Ser. A-2, 5.00%, 8/1/44 T	A−	150,000	156,240
Ser. A-1, 4.00%, 8/1/44 T	A−	275,000	264,988
Ser. A-1, 4.00%, 8/1/38 T	A−	150,000	149,376
Ser. A-1, 4.00%, 8/1/37 T	A−	150,000	149,921
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B
5.50%, 7/1/37	A1	875,000	1,003,745
5.50%, 7/1/36	A1	650,000	750,046
5.00%, 7/1/33	A2	1,000,000	1,117,219
			3,849,173
Texas (8.3%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Trinity Basin Preparatory, Inc.), PSFG, 5.00%, 8/15/32	AAA	245,000	283,707
(Trinity Basin Preparatory, Inc.), PSFG, 5.00%, 8/15/31	AAA	240,000	278,543
(Harmony Pub. Schools), Ser. A, PSFG, 4.00%, 2/15/51	Aaa	2,000,000	1,929,385
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	392,004
Arlington, Higher Ed. Fin. Corp. 144A Rev. Bonds, (Magellan School (The)), 5.50%, 6/1/32	Ba2	1,245,000	1,261,215
Austin, Cmnty. College Dist. G.O. Bonds, (Maintenance Tax), 3.00%, 8/1/35	Aa1	1,350,000	1,310,575
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A	1,485,000	1,558,924
5.00%, 10/1/33	A	400,000	426,216
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
PSFG, 5.00%, 8/15/48	AAA	1,570,000	1,669,047
Ser. B, PSFG, 5.00%, 8/15/27	A−	350,000	373,947
Ser. T, PSFG, 4.00%, 8/15/38	AAA	1,400,000	1,424,880
Ser. T, PSFG, 4.00%, 8/15/36	AAA	700,000	726,667
Dallas, Hotel Occupancy Tax Rev. Bonds
4.00%, 8/15/37	A	2,000,000	2,000,840
4.00%, 8/15/35	A	1,000,000	1,008,021
4.00%, 8/15/34	A	750,000	760,387
Fort Bend, Grand Parkway Toll Rd. Auth. Rev. Bonds
3.00%, 3/1/39	Aa1	1,245,000	1,139,507
3.00%, 3/1/38	Aa1	1,205,000	1,118,762
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	860,000	778,674
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Ba1	500,000	455,907
Houston, Arpt. Syst. Rev. Bonds, Ser. A, 4.00%, 7/1/35	A1	1,500,000	1,506,430
Houston, Indpt. School Dist. Mandatory Put Bonds (6/1/25), Ser. A-2, PSFG, 3.50%, 6/1/39	Aaa	3,250,000	3,244,493

Strategic Intermediate Municipal Fund 33

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10)
5.00%, 9/1/31	BBB−	$200,000	$215,203
5.00%, 9/1/30	BBB−	200,000	213,879
5.00%, 9/1/29	BBB−	175,000	185,956
5.00%, 9/1/28	BBB−	150,000	158,225
5.00%, 9/1/26	BBB−	125,000	129,796
5.00%, 9/1/25	BBB−	100,000	102,787
5.00%, 9/1/24	BBB−	100,000	101,712
4.00%, 9/1/33	BBB−	150,000	149,739
4.00%, 9/1/32	BBB−	150,000	150,547
Midland Cnty., Pub. Fac. Corp. Multi-Fam. Mandatory Put Bonds (6/1/23), (Palladium West Francis, Ltd.), 0.35%, 6/1/24	Aaa	3,250,000	3,211,488
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	383,733
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	898,120
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	841,058
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29 (Prerefunded 4/1/24)	AAA/P	1,225,000	1,259,367
(Collegiate Housing Island Campus, LLC.), Ser. A, 5.00%, 4/1/25 (Escrowed to maturity)	AAA/P	500,000	526,743
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	1,000,000	1,043,917
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Mandatory Put Bonds (11/15/30), (Baylor Scott & White Hlth.), 5.00%, 11/15/52	Aa3	1,500,000	1,714,508
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,299,283
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM
5.00%, 8/1/30	AA	250,000	287,845
5.00%, 8/1/29	AA	200,000	227,378
5.00%, 8/1/28	AA	150,000	168,772
5.00%, 8/1/27	AA	125,000	137,720
5.00%, 8/1/26	AA	125,000	135,257
4.00%, 8/1/33	AA	200,000	215,573
4.00%, 8/1/32	AA	225,000	244,217
4.00%, 8/1/31	AA	200,000	218,585
Trinity River Pub. Fac. Corp. Multi-Fam. Mandatory Put Bonds (10/1/23), (Cowan Place Apt.), 0.28%, 10/1/24	Aaa	2,500,000	2,437,887
TX State G.O. Bonds
Ser. B, 5.00%, 8/1/34	Aaa	6,040,000	7,205,905
Ser. B, 5.00%, 8/1/33	Aaa	5,755,000	6,810,441
3.00%, 8/1/34	Aaa	2,255,000	2,162,270

34 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State A&M U. Rev. Bonds, 5.25%, 5/15/37	Aaa	$1,500,000	$1,790,286
TX Wtr. Dev. Board State Wtr. Implementation Rev. Bonds, 4.50%, 10/15/37	AAA	2,500,000	2,771,796
			61,048,124
Utah (0.5%)
Infrastructure Agcy. Telecomm. Rev. Bonds
5.00%, 10/15/27	BBB−/F	1,000,000	1,032,208
5.00%, 10/15/27	BBB−/F	550,000	567,714
4.00%, 10/15/31	BBB−/F	460,000	443,587
4.00%, 10/15/29	BBB−/F	600,000	584,683
UT Infrastructure Agcy. Rev. Bonds, Ser. A, 4.00%, 10/15/28	BBB−/F	200,000	196,711
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	622,637
			3,447,540
Virgin Islands (0.1%)
Matching Fund Special Purpose Securitization Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/27	BB/P	515,000	535,575
			535,575
Virginia (0.2%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42 (Prerefunded 10/1/24)	AAA/P	350,000	370,024
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	646,161
5.00%, 1/1/27	A/F	320,000	340,829
			1,357,014
Washington (3.3%)
Port of Seattle Rev. Bonds, Ser. B
5.00%, 8/1/40	AA−	1,750,000	1,907,829
5.00%, 8/1/38	AA−	8,585,000	9,431,225
5.00%, 5/1/27	AA−	1,100,000	1,193,402
Seattle, Muni. Lt. & Pwr. Mandatory Put Bonds (11/1/26), Ser. B, 1.91%, 5/1/45	Aa2	750,000	735,874
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aaa	9,500,000	9,988,001
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	1,141,838	1,076,897
			24,333,228
Wisconsin (2.2%)
Pub. Fin. Auth. Poll. Control Mandatory Put Bonds (10/1/30), (Duke Energy Progress, LLC), 3.70%, 10/1/46	Aa3	7,000,000	7,268,660
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds
(Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM, 5.00%, 7/1/54	AA	1,475,000	1,517,931
(Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM, 5.00%, 7/1/44	AA	1,000,000	1,040,298

Strategic Intermediate Municipal Fund 35

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds
(NC A&T Real Estate Foundation, LLC), 5.00%, 6/1/28	BBB−	$655,000	$677,543
(NC A&T Real Estate Foundation, LLC), 5.00%, 6/1/27	BBB−	430,000	443,467
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Three Pillars Sr. Living), 5.00%, 8/15/33 (Prerefunded 8/15/23)	AAA/P	1,000,000	1,013,740
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/37	AA	3,930,000	3,966,384
			15,928,023
Total municipal bonds and notes (cost $710,245,871)			$713,143,018

SHORT-TERM INVESTMENTS (3.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.58% L	Shares	24,563,783	$24,563,783
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.18% P	Shares	1,090,000	1,090,000
U.S. Treasury Bills 4.498%, 3/16/23 #		$600,000	596,798
U.S. Treasury Bills 4.410%, 2/23/23 #		200,000	199,456
Total short-term investments (cost $26,450,094)			$26,450,037

TOTAL INVESTMENTS
Total investments (cost $736,695,965)	$739,593,055

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $736,553,182.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $731,478 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
###	When-issued security (Note 1).

36 Strategic Intermediate Municipal Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.66%, 4.57% and 4.81%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Transportation	20.1%
Utilities	11.8
Tax bonds	11.4
Health care	11.0

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	256	$31,028,000	$31,028,000	Mar-23	$(228,537)
Unrealized appreciation					—
Unrealized (depreciation)					(228,537)
Total					$(228,537)

Strategic Intermediate Municipal Fund 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$9,000,000	$161,955	$—	4/11/23	—	2.76% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$161,955
13,000,000	465,894	—	3/14/23	—	2.80% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	465,894
10,000,000	432,000	—	4/4/23	—	2.95% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	432,000
Upfront premium received		—		Unrealized appreciation		1,059,849
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total	$1,059,849

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$713,143,018	$—
Short-term investments	1,090,000	25,360,037	—
Totals by level	$1,090,000	$738,503,055	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(228,537)	$—	$—
Total return swap contracts	—	1,059,849	—
Totals by level	$(228,537)	$1,059,849	$—

The accompanying notes are an integral part of these financial statements.

38 Strategic Intermediate Municipal Fund

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $712,132,182)	$715,029,272
Affiliated issuers (identified cost $24,563,783) (Note 5)	24,563,783
Interest and other receivables	7,686,776
Receivable for shares of the fund sold	2,513,869
Unrealized appreciation on OTC swap contracts (Note 1)	1,059,849
Prepaid assets	106,983
Total assets	750,960,532

LIABILITIES
Payable to custodian	12
Payable for investments purchased	3,861,995
Payable for purchases of delayed delivery securities (Note 1)	3,238,784
Payable for shares of the fund repurchased	1,146,153
Payable for compensation of Manager (Note 2)	261,880
Payable for custodian fees (Note 2)	5,804
Payable for investor servicing fees (Note 2)	80,847
Payable for Trustee compensation and expenses (Note 2)	89,328
Payable for administrative services (Note 2)	1,122
Payable for distribution fees (Note 2)	52,197
Payable for floating rate notes issued (Note 1)	4,160,671
Payable for variation margin on futures contracts (Note 1)	56,036
Distributions payable to shareholders	288,438
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,090,000
Other accrued expenses	74,083
Total liabilities	14,407,350

Net assets	$736,553,182

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$738,181,039
Total distributable earnings (Note 1)	(1,627,857)
Total — Representing net assets applicable to capital shares outstanding	$736,553,182

(Continued on next page)

Strategic Intermediate Municipal Fund 39

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($208,421,044 divided by 14,933,245 shares)	$13.96
Offering price per class A share (100/97.75 of $13.96)*	$14.28
Net asset value and offering price per class B share ($85,683 divided by 6,135 shares)**	$13.97
Net asset value and offering price per class C share ($9,678,762 divided by 691,612 shares)**	$13.99
Net asset value, offering price and redemption price per class R6 share
($7,356,932 divided by 527,155 shares)	$13.96
Net asset value, offering price and redemption price per class Y share
($511,010,761 divided by 36,594,780 shares)	$13.96

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Strategic Intermediate Municipal Fund

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $229,748 from investments in affiliated issuers) (Note 5)	$9,915,583
Total investment income	9,915,583

EXPENSES
Compensation of Manager (Note 2)	1,322,273
Investor servicing fees (Note 2)	214,423
Custodian fees (Note 2)	9,668
Trustee compensation and expenses (Note 2)	12,853
Distribution fees (Note 2)	297,887
Administrative services (Note 2)	14,786
Interest and fees expense (Note 2)	55,220
Other	175,535
Total expenses	2,102,645
Expense reduction (Note 2)	(1,957)
Net expenses	2,100,688

Net investment income	7,814,895

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,498,518)
Futures contracts (Note 1)	898,801
Total net realized loss	(2,599,717)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	4,188,731
Futures contracts	(91,928)
Swap contracts	1,059,849
Total change in net unrealized appreciation	5,156,652

Net gain on investments	2,556,935

Net increase in net assets resulting from operations	$10,371,830

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 41

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment income	$7,814,895	$5,023,578
Net realized loss on investments	(2,599,717)	(2,730,171)
Change in net unrealized appreciation (depreciation)
of investments	5,156,652	(14,945,603)
Net increase (decrease) in net assets resulting
from operations	10,371,830	(12,652,196)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(55,300)	(13,818)
Class B	(23)	(11)
Class C	(2,521)	(711)
Class R6	(1,823)	(63)
Class Y	(122,376)	(4,551)
Net realized short-term gain on investments
Class A	—	(1,859,760)
Class B	—	(1,427)
Class C	—	(95,742)
Class R6	—	(8,433)
Class Y	—	(605,437)
From tax-exempt net investment income
Class A	(2,328,122)	(2,772,919)
Class B	(773)	(1,223)
Class C	(73,525)	(69,907)
Class R6	(79,325)	(29,747)
Class Y	(5,144,348)	(1,785,566)
From net realized long-term gain on investments
Class A	—	(1,836,564)
Class B	—	(1,407)
Class C	—	(94,501)
Class R6	—	(8,513)
Class Y	—	(612,076)
Increase from capital share transactions (Note 4)	201,906,866	275,640,631
Total increase in net assets	204,470,560	253,186,059

NET ASSETS
Beginning of period	532,082,622	278,896,563
End of period	$736,553,182	$532,082,622

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Strategic Intermediate Municipal Fund

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Strategic Intermediate Municipal Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2023**	$14.00	.16	(.04)	.12	(.16)	—	(.16)	$13.96	.92*	$208,421	.42* [c]	1.20*	28*
July 31, 2022	15.37	.21	(1.11)	(.90)	(.20)	(.27)	(.47)	14.00	(5.99)	200,256	.84[c]	1.49	34
July 31, 2021	15.33	.25	.43	.68	(.26)	(.38)	(.64)	15.37	4.57	207,780	.87[c,e]	1.63	78
July 31, 2020	15.38	.36	.27	.63	(.36)	(.32)	(.68)	15.33	4.23	218,232	.87[c,d]	2.36	42
July 31, 2019	14.93	.41	.61	1.02	(.41)	(.16)	(.57)	15.38	7.03	242,379.81		2.74	38
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
Class B
January 31, 2023**	$14.01	.12	(.04)	.08	(.12)	—	(.12)	$13.97	.62*	$86	.73* [c]	.90*	28*
July 31, 2022	15.39	.13	(1.11)	(.98)	(.13)	(.27)	(.40)	14.01	(6.53)	98	1.44[c]	.83	34
July 31, 2021	15.35	.16	.43	.59	(.17)	(.38)	(.55)	15.39	3.94	284	1.47[c,e]	1.08	78
July 31, 2020	15.40	.26	.28	.54	(.27)	(.32)	(.59)	15.35	3.58	741	1.49[c,d]	1.75	42
July 31, 2019	14.95	.32	.61	.93	(.32)	(.16)	(.48)	15.40	6.36	1,025	1.43	2.13	38
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
Class C
January 31, 2023**	$14.04	.11	(.05)	.06	(.11)	—	(.11)	$13.99	.47*	$9,679	.80* [c]	.82*	28*
July 31, 2022	15.43	.11	(1.13)	(1.02)	(.10)	(.27)	(.37)	14.04	(6.75)	9,473	1.59[c]	.73	34
July 31, 2021	15.38	.13	.45	.58	(.15)	(.38)	(.53)	15.43	3.84	11,268	1.62[c,e]	.90	78
July 31, 2020	15.43	.24	.27	.51	(.24)	(.32)	(.56)	15.38	3.42	15,888	1.64[c,d]	1.59	42
July 31, 2019	14.97	.30	.62	.92	(.30)	(.16)	(.46)	15.43	6.26	19,827	1.58	1.98	38
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
Class R6
January 31, 2023**	$14.00	.18	(.04)	.14	(.18)	—	(.18)	$13.96	1.08*	$7,357	.29* [c]	1.35*	28*
July 31, 2022	15.39	.26	(1.12)	(.86)	(.26)	(.27)	(.53)	14.00	(5.76)	4,243	.58[c]	1.90	34
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.84	803	.61[c,e]	1.86	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	410	.63[c,d]	2.60	42
July 31, 2019	14.94	.45	.62	1.07	(.45)	(.16)	(.61)	15.40	7.35	306.57		2.97	38
July 31, 2018 †	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60*	32
Class Y
January 31, 2023**	$14.01	.18	(.05)	.13	(.18)	—	(.18)	$13.96	.98*	$511,011	.30* [c]	1.34*	28*
July 31, 2022	15.39	.25	(1.12)	(.87)	(.24)	(.27)	(.51)	14.01	(5.77)	318,012	.59[c]	1.87	34
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.82	58,762	.62[c,e]	1.87	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	44,668	.64[c,d]	2.59	42
July 31, 2019	14.94	.44	.62	1.06	(.44)	(.16)	(.60)	15.40	7.34	46,574.58		2.98	38
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Strategic Intermediate Municipal Fund	Strategic Intermediate Municipal Fund 45

Financial highlights cont.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
January 31, 2023	0.01%
July 31, 2022	0.02
July 31, 2021	0.02
July 31, 2020	0.02

d Includes one-time proxy costs of 0.05%.

e Includes one-time proxy costs of 0.02%.

The accompanying notes are an integral part of these financial statements.

46 Strategic Intermediate Municipal Fund

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

Putnam Strategic Intermediate Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration (a measure of the sensitivity of a bond’s price to interest rate changes), maturity and credit quality although the bonds the fund invests in are mainly investment-grade in quality. The fund may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Strategic Intermediate Municipal Fund 47

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

48 Strategic Intermediate Municipal Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a when issued basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Strategic Intermediate Municipal Fund 49

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $6,641,491 were held by the TOB trust and served as collateral for $4,160,671 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $41,876 for these investments based on an average interest rate of 2.18%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $3,156,277 recognized during the period between November 1, 2021 and July 31, 2022 to its fiscal year ending July 31, 2023.

50 Strategic Intermediate Municipal Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $736,643,007, resulting in gross unrealized appreciation and depreciation of $14,240,128 and $10,458,768, respectively, or net unrealized appreciation of $3,781,360.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that

Strategic Intermediate Municipal Fund 51

the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$70,502	Class R6	1,498
Class B	31	Class Y	139,145
Class C	3,247	Total	$214,423

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,957 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $612 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$251,219
Class B	1.00%	0.85%	379
Class C	1.00%	1.00%	46,289
Total			$297,887

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,807 from the sale of class A shares and received $0 and $0 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $0 on class A redemptions.

52 Strategic Intermediate Municipal Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$305,264,061	$156,468,060
U.S. government securities (Long-term)	—	—
Total	$305,264,061	$156,468,060

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,942,685	$39,975,657	2,791,862	$40,101,181
Shares issued in connection with
reinvestment of distributions	158,439	2,149,846	396,268	5,850,713
	3,101,124	42,125,503	3,188,130	45,951,894
Shares repurchased	(2,473,403)	(33,610,950)	(2,397,183)	(34,708,609)
Net increase	627,721	$8,514,553	790,947	$11,243,285

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	13	$176	39	$586
Shares issued in connection with
reinvestment of distributions	46	620	236	3,503
	59	796	275	4,089
Shares repurchased	(955)	(12,818)	(11,670)	(175,392)
Net decrease	(896)	$(12,022)	(11,395)	$(171,303)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	100,374	$1,376,923	98,225	$1,465,086
Shares issued in connection with
reinvestment of distributions	5,298	72,079	16,943	251,926
	105,672	1,449,002	115,168	1,717,012
Shares repurchased	(88,838)	(1,201,834)	(170,918)	(2,522,214)
Net increase (decrease)	16,834	$247,168	(55,750)	$(805,202)

Strategic Intermediate Municipal Fund 53

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	368,550	$5,017,240	303,914	$4,239,140
Shares issued in connection with
reinvestment of distributions	5,974	81,102	3,234	46,755
	374,524	5,098,342	307,148	4,285,895
Shares repurchased	(150,458)	(2,023,169)	(56,202)	(784,656)
Net increase	224,066	$3,075,173	250,946	$3,501,239

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	21,169,589	$288,437,476	22,551,282	$313,737,118
Shares issued in connection with
reinvestment of distributions	288,880	3,928,878	183,694	2,675,170
	21,458,469	292,366,354	22,734,976	316,412,288
Shares repurchased	(7,567,821)	(102,284,360)	(3,848,801)	(54,539,676)
Net increase	13,890,648	$190,081,994	18,886,175	$261,872,612

At the close of the reporting period, Putnam Investments , LLC. Owned 811 Class R6 shares of the fund (0.15% of class R6 shares outstanding), valued at $11,322.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$4,064,439	$210,293,938	$189,794,594	$229,748	$24,563,783
Total Short-term
investments	$4,064,439	$210,293,938	$189,794,594	$229,748	$24,563,783

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR

54 Strategic Intermediate Municipal Fund

in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$13,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$1,059,849	Payables	$228,537*
Total		$1,059,849		$228,537

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$898,801	$898,801
Total	$898,801	$898,801

Strategic Intermediate Municipal Fund 55

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(91,928)	$1,059,849	$967,921
Total	$(91,928)	$1,059,849	$967,921

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		JPMorgan
	Citibank, N.A.	Securities LLC	Total
Assets:
OTC Total return swap contracts*#	$1,059,849	$—	$1,059,849
Futures contracts§	—	—	—
Total Assets	$1,059,849	$—	$1,059,849
Liabilities:
OTC Total return swap contracts*#	—	—	—
Futures contracts§	—	56,036	56,036
Total Liabilities	$—	$56,036	$56,036
Total Financial and Derivative Net Assets	$1,059,849	$(56,036)	$1,003,813
Total collateral received (pledged)†##	$1,059,849	$—
Net amount	$—	$(56,036)
Controlled collateral received (including
TBA commitments)**	$1,090,000	$—	$1,090,000
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $731,478.

56 Strategic Intermediate Municipal Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

This report is for the information of shareholders of Putnam Strategic Intermediate Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023